                                                                   Exhibit 10.55

                                                               Execution Version

          AMENDMENT NO. 1 TO AMENDED AND RESTATED TERM LOAN AGREEMENT

     This Amendment No. 1 dated as of May 28, 2002 (this "Amendment No. 1") to the Amended and Restated Term Loan Agreement dated as of January 18, 2002 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein are used as defined in the Loan Agreement) is among America West Airlines, Inc. (the "Company"), the lenders listed therein (collectively, the "Lenders"), Mizuho Corporate Bank, Ltd. ("Mizuho"), as successor by merger to The Industrial Bank of Japan, Limited ("IBJ"), as Arranger, Co-Lead Book Manager and as Agent for the Lenders from time to time party to the Loan Agreement (in such last capacity, the "Agent"), Citicorp USA, Inc., as Arranger and Syndication Agent, Salomon Smith Barney Inc., as Co-Lead Book Manager and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, as Documentation Agent:

     WHEREAS, the Company, the Agent and the institutions from time to time becoming Lenders thereunder have entered into the Loan Agreement;

     WHEREAS, the Company, the Lenders and the Agent desire to amend the Loan Agreement;

     NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement as follows:

1. Section 1.1 of the Loan Agreement is amended by adding the following words to the end of the definition of "APPROVED APPRAISAL": "or subsection 2.10C(3), as the case may be".

2. Section 1.1 of the Loan Agreement is amended by deleting the number ".58" in clause (2) of the definition of the term "BORROWING BASE DEFICIENCY" and replacing therefor the number ".604".

3. Section 1.1 of the Loan Agreement is amended by adding the following definition in appropriate alphabetic order: "INVESTMENT GUIDELINES means the investment guidelines of the Company in the form attached hereto as Schedule 6.3."

4. Section 2.10C(1)(B) of the Loan Agreement is amended by deleting the reference to "(commencing with the appraisals delivered in November, 2001), and in any event by no later than May 20 and November 20 of each year" in such section and replacing therefor "(commencing with an Approved Appraisal to be delivered in June 2004), and in any event by no later than June 20 and December 20 of each year (provided that if in any year June 20 or December 20 is not a Business Day, such date shall be extended to the next succeeding Business Day)".

5. Section 2.10C(1) of the Loan Agreement is amended by inserting the following words immediately after "Approved Appraisal" in the third sentence of such section: "pursuant to this Section 2.10C(1)".

6. Section 2.10C(2) of the Loan Agreement is amended by deleting the word "and" after "AVITAS, Inc." and replacing it with a comma and by adding after "Simat Hellieson & Eichner, Inc.:" (also referred to herein as "SH&E"), Morton Beyer & Agnew, BACK Associates, Aviation Specialists Group and Air Claims".

7.   A new Section 2.10C(3) is added to the Loan Agreement immediately after
     Section 2.10C(2):

          "(3) Procedure for Contesting Appraisals. Following delivery to the Company of an Approved Appraisal pursuant to Section 2.10C(1)(B), the Company may contest such Approved Appraisal, but only as provided in, and subject to the terms and conditions of, this Section 2.10C(3). The Company must give the Agent written notice of the Company's election to contest such Approved Appraisal within five (5) Business Days of the Company's receipt of such Approved Appraisal (the "First Appraisal", and the Approved Appraiser delivering the First Appraisal, the "First Appraiser"), such notice to include the name of a second Approved Appraiser (the "Second Appraiser") selected by the Company to provide an appraisal and inspection report of the Borrowing Base Collateral (the "Second Appraisal"). If the Agent does not receive (A) written notice of the Company's election to contest the First Appraisal within such five (5) Business Day period and otherwise in compliance with the immediately preceding sentence or (B) the Second Appraisal within the time required by the immediately succeeding sentence, the First Appraisal shall remain the "Approved Appraisal" for all purposes hereof and shall be final, non-appealable and binding on the Company, the Agent and the Lenders. In the event that the Company provides such notice of contest to the Agent, the Company shall provide a copy of the Second Appraisal to the Agent not later than twenty eight (28) days after the date that the First Appraisal was delivered to the Company. The Agent may contest the Second Appraisal by giving the Company written notice of such contest not later than five (5) Business Days after the Agent's receipt of the Second Appraisal, such notice also to be given to the First Appraiser and Second Appraiser and to request them to jointly select another Approved Appraiser (the "Review Appraiser" and, together with the First Appraiser and Second Appraiser, the "Selected Appraisers") by a date not later than two (2) Business Days after the date that the Agent provided notice to the Company, the First Appraiser and the Second Appraiser that it contests the Second Appraisal (provided, however, that if, for any reason, the First Appraiser and Second Appraiser fail to make such joint selection, the Agent shall select the Review Appraiser). If the Company does not receive written notice of the Agent's election to contest the Second Appraisal within such five (5) Business Day period and otherwise in compliance with the immediately preceding sentence, the Second Appraisal shall be the "Approved Appraisal" for all purposes hereof and shall be final, non-appealable and binding on the Company, the Agent and the Lenders. The Review Appraiser shall be provided with copies of the First Appraisal and Second Appraisal, and shall review and analyze such appraisals and any related source materials, inspection reports or other data or materials as and to the extent that such Review Appraiser in its sole discretion deems reasonable or necessary. The Review Appraiser shall not be bound by either the First Appraisal or the Second Appraisal, and may conduct its own inspection and review of the Borrowing Base Collateral. The Review Appraiser shall, within twenty eight (28) days of its selection, provide the Agent and the Company with its appraisal of the Borrowing Base Collateral (the

     "Review Appraisal"), which shall be the "Approved Appraisal" for all purposes hereof and shall be final, non-appealable and binding on the Company, the Agent and the Lenders. The Company shall fully cooperate with all of the Selected Appraisers with regard to furnishing data and Borrowing Base Collateral inspections reasonably required by such Selected Appraisers, all of which shall be accomplished in accordance with the applicable Security Agreements. The Company and the Agent shall request each Selected Appraiser to share with each other Selected Appraiser data and other information relevant to their respective appraisals of the Borrowing Base Collateral to the extent practicable and otherwise consistent with the policies of such Selected Appraiser. The Company shall bear all of the costs and expenses of the Selected Appraisers."

8. Section 2.10D of the Loan Agreement is amended by deleting the reference to "25th day of each May and November" in such section and replacing therefor "25th day (or, if such day is not a Business Day, the next succeeding Business Day) of each June and December commencing June 25, 2004 (or, if the Approved Appraisal is contested as provided in Section 2.10C(3), not later than five (5) Business Days after the Agent has notified the Company that the First Appraisal, Second Appraisal or Review Appraisal (each as defined in Section 2.10C(3)) as the case may be has become the Approved Appraisal in accordance with Section 2.10C(3))".

9. Section 6.3(ii) of the Loan Agreement is amended by deleting such section and replacing therefor: "Investments consisting of Cash Equivalents, provided, that, as long as the Company and its Wholly Owned Subsidiaries have at least $150,000,000 in Cash or Cash Equivalents (in either case that are free from all Liens other than Permitted Encumbrances of the type described in clause (xiii) of the definition of Permitted Encumbrances and without regard to Cash and Cash Equivalents in the Cash Collateral Account)), the Company may make Investments with respect to amounts in excess of such $150,000,000 in accordance with the Company's Investment Guidelines even if such investments do not consist of Cash Equivalents;".

10.  The Loan Agreement is amended by adding a new Section 6.15 as follows:

"6.15     LIMITATION ON CHANGES TO INVESTMENT GUIDELINES

     The Company shall not amend or modify (or consent to or permit any amendment of modification of) the Investment Guidelines without the prior written consent of the Agent."

11. The Loan Agreement is amended by adding new Schedule 6.3 in the form attached hereto.

12. In connection with Mizuho succeeding IBJ as Agent, the Company shall promptly upon demand (but in any event no later than five (5) Business Days after demand) (i) execute and deliver any instruments of amendment, amendment agreements, UCC amendment financing statements of similar instruments necessary or appropriate to continue to perfect the Agent's security interest in the Collateral and/or otherwise to reasonably protect the Agent's security interest in form and substance reasonably satisfactory to the Agent and (ii) pay all reasonable costs and expenses (including, without limitation, reasonable legal fees and expenses) in connection with the foregoing clause (i) including, without limitation, (x) Lewis and Roca LLP and First American Title Insurance Company with respect to the Agent's security interest in the Maintenance Facility, (y) Daugherty, Fowler, Peregrin & Haught, with respect to the Agent's security interest in the Rotables, Spare Engines, Spare Parts and Aircraft and (z) Fulbright & Jaworski L.L.P., with respect to UCC filings made to perfect the Agent's security interest in the Rotables.

13. This Amendment No. 1 shall not become effective until all of the following conditions precedent have been met as determined by the Agent:

          (i) The Agent shall have received a counterpart of this Amendment No. 1 duly executed and delivered by the Company, the Agent and the Lenders.

          (ii) The Loan Agreement shall be in full force and effect, no Event of Default or Potential Event of Default shall have occurred and be continuing under the Loan Agreement as amended by this Amendment No. 1, and the Agent shall have received a certificate of an officer of the Company to such effect.

          (iii) The Agent shall have received a Borrowing Base Certificate, duly executed and delivered by the Company, in the form of Exhibit A hereto, together with payment in cash of the Borrowing Base Deficiency set forth in such Borrowing Base Certificate, for application in accordance with the Loan Agreement.

          (iv) The Company shall have paid all reasonable fees and expenses of the Agent in connection with the Loan Agreement and this Amendment No. 1, including, but not limited to (a) the reasonable fees and expenses of SH&E in connection with the May, 2002 Approved Appraisal as set forth in an invoice of such firm dated June 21, 2002 and (b) the reasonable fees and expenses of counsel to the Agent in connection with the Loan Agreement, this Amendment No. 1 and the transactions contemplated thereby.

          (v) With respect only to Sections 3, 9, 10 and 11 of this Amendment No. 1, the effectiveness of the amendments contained in such Sections are subject to the additional conditions precedent that (a) the Company and the other parties to the Government Guaranteed Loan Agreement shall have amended the Government Guaranteed Loan Agreement to permit the Company to make additional Investments (similar in substance to the Investments permitted by the amendment in Section 9 of this Amendment No. 1), (b) the Air Transportation Stabilization Board shall have consented to such amendment, (c) the Agent shall have received a copy of such amendment to the Government Guaranteed Loan Agreement and written notice from the Company and other evidence reasonably requested by it that such conditions have been satisfied and (d) if the amendments to the Government Guaranteed Loan Agreement are in the Agent's reasonable opinion more restrictive than the amendments in Sections 3, 9, 10 and 11 of this Amendment No. 1, then the Agent and the Company agree that the Agent with the Company's consent (not to be unreasonably withheld or delayed) shall revise Sections 3, 9, 10 and 11 of this Amendment No. 1 to conform to the substance of the amendments to the Government Guaranteed Loan Agreement. If the Government Guaranteed Loan Agreement is not amended as provided in this clause (v) by December 31, 2002, then Sections 3, 9, 10 and 11 of this Amendment No. 1 shall be of no force and effect.

     (vi) The schedule to each Lenders' PIK Note shall have been amended to reflect the principal prepayment made contemporaneously with the effectiveness of this Amendment No. 1.

14. Except as expressly amended hereby, the Loan Agreement remains in full force and effect. The Company ratifies and confirms the Loan Agreement and each Loan Document. Each reference in the Loan Agreement and each Loan Document to the "Loan Agreement" shall mean and constitute a reference to the Loan Agreement as amended by this Amendment No. 1.

15. This Amendment No. 1 has been executed and delivered in the State of New York. Each party hereto agrees that, to the maximum extent permitted by the law of the State of New York, this Amendment No. 1, and the rights and duties of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the state of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law) in all respects, including in respect of all matters of construction, validity and performance but without giving effect to any provision thereof that may require application of the laws of another jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their representative officers thereunto duly authorized, as of the date first above written.

                              COMPANY:

                              AMERICA WEST AIRLINES, INC.


                              By:  /s/ Bernard L. Han
                                   --------------------------
                              Name:   Bernard L. Han
                              Title:  Executive Vice President &
                                      Chief Financial Officer


                              AGENT:

                              MIZUHO CORPORATE BANK, LTD., as Agent


                              By: /s/ Noel P. Purcell
                                  ------------------------------------
                              Name:   Noel P. Purcell
                              Title:  Senior Vice President



                              LENDERS:

                              MIZUHO CORPORATE BANK, LTD., as
                              successor by merger to THE INDUSTRIAL
                              BANK OF JAPAN, LIMITED


                              By: /s/ Noel P. Purcell
                                  ------------------------------------
                              Name:   Noel P. Purcell
                              Title:  Senior Vice President


                              CITICORP USA, INC.

                              By: /s/ William S. Timmons, III
                                  -------------------------------------
                              Name: William S. Timmons, III
                              Title: Vice President

                                         THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION


                                         By:      /s/ Scott J. Paige
                                            -----------------------------
                                         Name:    Scott J. Paige
                                         Title:   Executive Vice President



                                         DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                         formerly known as BANKERS TRUST COMPANY


                                         By:      /s/ Marguerite Sutton
                                            -----------------------------
                                         Name:    Marguerite Sutton
                                         Title:   Vice President



                                         BANK ONE, ARIZONA, NA


                                         By:      /s/ Dennis Warren
                                            -----------------------------
                                         Name:    Dennis Warren
                                         Title:   FYP



                                         BANK OF SCOTLAND


                                         By:      /s/ Joseph Fratus
                                            -----------------------------
                                         Name:    Joseph Fratus
                                         Title:   First Vice President



                                         MIZUHO CORPORATE BANK, LTD., formerly
                                         known as THE FUJI BANK, LIMITED


                                         By:      /s/ Noel P. Purcell
                                            -----------------------------
                                         Name:    Noel P. Purcell
                                         Title:   Senior Vice President

                                  SCHEDULE 6.3

C.   INVESTMENT PORTFOLIO GUIDELINES

     C.   The investment goals of the Return Portfolio shall be:

          1.   To preserve capital, and

          2. To earn a higher return that the Liquidity Portfolio by maintaining a target average duration over a market cycle approximately equal to the duration of the Merrill Lynch Index of One to Three Year Treasury Securities and by investing in securities with a maximum duration of individual securities (less than or equal to) five (5) years.

          2. To earn a total rate of return (net of fees and expenses) in excess of the return on the Merrill Lynch Index of One to Three Year Treasury Securities.

     E.   Eligible Investments

          1. Direct obligations of the US Treasury such as Treasury Bills, Treasury Notes and Treasury Bonds.

          2. Securities issued or guaranteed by the US Government, its agencies or instrumentalities Obligations issued by US Government agencies and instrumentalities include such obligations as Government National Mortgage Association pass-through certificates (supported by the full faith and credit of the United States); securities of Federal Home Loan Banks (supported by the right of the issuer to borrow from the Treasury); and Federal National Mortgage Association obligations (sponsored by the US Government and supported by the credit of the instrumentality).

          3. Certificates of Deposit ("CD's"), Time Deposits ("TD's") and Bankers' Acceptances ("BA's") CD's are short-term negotiable obligations of commercial banks. TD's are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. BA's are time drafts drawn on commercial banks, usually in connection with international transactions. CD, TD, and BA investments are limited to those instruments issued by institutions with total assets in excess of $2 billion, and where the long term obligations are rated "A" or better by Moody's and "A" or better by Standard & Poor's and the short-term deposits are rated A-1 and P-1, respectively. The foregoing investment guidelines for CD's and TD's may be set aside to the extent that Company indebtedness with a commercial bank may be offset by any outstanding investments or other accounts with the same commercial bank.

4. COMMERCIAL PAPER Short-term, unsecured, negotiable promissory note of a domestic or foreign company. Commercial paper must have a rating of A2 and/or P2 or better by any two Nationally Recognized Statistical Rating Organizations (NRSRO).

5. REPURCHASE AGREEMENTS Transactions in which the purchaser acquires a security and simultaneously agrees to sell it back at a higher price, normally within seven days. Such agreements may be entered into with domestic and foreign organizations, including banks and broker-dealers. The underlying securities must be securities which are eligible for direct investment by the Company.

6. MONEY MARKET MUTUAL FUNDS ("MONEY FUNDS") No-load mutual funds which seek to maximize current income for shareholders consistent with the preservation of capital by investing in a diverse portfolio of high quality, short-term instruments. The funds strive to maintain a constant share price and offer daily purchase and redemption privileges.

7. FIXED AND FLOATING RATE CORPORATE DEBENTURES AND MEDIUM-TERM NOTES Short to medium-term debt issuances of major corporations and financial institutions. The ratings of the issue/issuer must have a long term debt rating of "A" or better by any two NRSRO.

8. ASSET-BACKED SECURITIES Securities collateralized with consumer receivables, such as automobile loans, credit card receivables, or home equity loans, which are owned by the issuer, but placed with a trustee for the benefit of the investor. Asset-backed securities must be rated Aaa by Moody's Investor Services or AAA by S&P with a maximum final stated maturity of five(5) years.

9. MORTGAGE PASS-THROUGH SECURITIES Securities collateralized with residential mortgage loans, the principal and interest payments of which are distributed, or "passed-through" to the investor. Many of these securities are issued by agencies of the federal government, including GNMA and FHLMC. These securities must be issued by US government agencies with a maximum stated final maturity of five(5) years.

10. COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) Classes of bonds which redistribute the cash flows of mortgage securities (and whole loans) to create securities which have different levels of prepayment risk, as compared to the underlying mortgage securities. CMOs must be rated Aaa or AAA with stable cash flow characteristics and a duration of five(5) years or less under all possible prepayment scenarios.

11. Tax-Exempt and Tax-Advantages Securities Limited to issues rated MIG1, A1, P1, or AA, or higher.

     a. Tax-exempt commercial paper Short term commercial paper issued by tax-exempt entities.

     b. Variable rate demand obligations Long-term obligations of tax-exempt entities which have variable interest rates, and which reset periodically based on a specified index and formula. Because these obligations always have current market interest rates, they trade near their par value, and thus, are considered short-term instruments.

     c. Fixed rate, fixed maturity municipal notes, including long-term notes with a "put" at the sole option of the investor.

     d. "Dutch auction" rate preferred stock (including tax-exempt trusts) rated AA or higher. These are preferred stock issues, the dividend rate of which is established periodically by means of a Dutch auction, wherein all investors receive the highest dividend rate which "clears" the market. Under current tax law, portions of dividends received by the Company from investments in preferred stock are subject, under certain condition, to exclusion from income for purposes of calculation of corporate income tax.

         The dividends from preferred stock issued by tax-exempt trusts are 100% free from federal corporate income tax.

                                                                       EXHIBIT A


                                 Date: 07/12/02
                           BORROWING BASE CERTIFICATE

     Reference is made to the Amended and Restated Term Loan Agreement dated as of January 18, 2002 (as may be amended, restated or supplemented or otherwise modified from time to time, the "Credit Agreement") among America West Airlines, Inc. (the "Company"), the lenders from time to time party thereto and The Industrial Bank of Japan Limited, Los Angeles Agency, as arranger and as agent for such lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned, being the Assistant Treasurer of the Company, does hereby certify for and on behalf of the Company, as of 03-31-02 the following:

--------------------------------------------------------------------------------
                           BORROWING BASE COLLATERAL
--------------------------------------------------------------------------------

A    CASH AND PERMITTED CASH EQUIVALENTS               A    Collateral balance: $   NONE

                                                            Borrowing Base Value: $   NONE

B    STAGE III AIRCRAFT                                B    Appraised Value: $    NONE

                                                            Borrowing Base Value: $   NONE

C    ROTABLES                                          C    Book Value: $128,123,285

                                                            Adjusted Fair Market Value: $76,530,000

                                                            Lower of Book Value or Adjusted Fair Market Value: $76,530,000

                                                            Borrowing Base Value: $44,785,038

D    MAINTENANCE FACILITY/HANGAR                       D    Appraised Value: $15,320,000

                                                            Borrowing Base Value: $15,320,000

E    737-200A AIRCRAFT                                 E    Appraised Value: $3,750,000

                                                            Borrowing Base Value: $3,750,000

F    SPARE ENGINES                                     G    Appraised Value: $62,300,000

                                                            Borrowing Base Value: $62,300,000

--------------------------------------------------------------------------------

TOTAL BORROWING BASE VALUE:                                                                    $126,155,039

TOTAL OUTSTANDING PRINCIPAL                  $73,169,922
AMOUNT OF LOANS                              (after paydown of $16,85,511)

RATIO OF TOTAL OUTSTANDING                                                                     0.58:1
PRINCIPAL AMOUNT OF LOANS TO
TOTAL BORROWING BASE VALUE

--------------------------------------------------------------------------------
In addition, the Company certifies that:
(1) None of the Borrowing Base Collateral included in the calculation of the Borrowing Base is subject to an Event of Loss, Event of Damage, Repairable Event or Adjustment Event;
(2) No reduction in the Borrowing Base is required pursuant to subsection 2.4B(ii)(1)(e) of the Credit Agreement;
(3) The portion of the Borrowing Base attributable to Rotables stated above does not exceed thirty-five percent (35%), rounded to the nearest whole percent, of the aggregate Borrowing Base; and
(4) The ratio of Total Outstanding Principal Amount of Loans to Total Borrowing Base Value is not more than 0.58 to 1.

                                  AMERICA WEST AIRLINES, INC.

                                  By:    /s/ Timothy M. Walker
                                  Name:  Timothy M. Walker
                                  Title: Senior Director and Assistant Treasurer

                         AMERICAN WEST AIRLINES, INC.,

                                  CERTIFICATE

     Reference is made to the Amended and Restated Term Loan Agreement dated as of January 18, 2002 (as amended pursuant to Amendment No. 1 dated as of the date hereof, the "Credit Agreement") among America West Airlines, Inc. (the "Company"), the lenders from time to time party thereto (the "Banks"), and Mizuho Corporate Bank, Ltd., as successor by merger to The Industrial Bank of Japan, Limited, as agent for the Banks (in such capacity, the "Agent").

     The undersigned, the Vice President & Treasurer of the Company, and acting on behalf of the Company, hereby certifies as of the date hereof that he is the officer named above of the Company, and is duly authorized to execute and deliver this Certificate to the Banks and the Agent on behalf of the Company, and that:

          1. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his supervision, a review of the provisions of the Credit Agreement and related definitions and the transactions and conditions (financial or otherwise) of the Company and its Subsidiaries, if any, during the period covered by this Certificate sufficient in his opinion to be able to provide this certification.

          2. To the best knowledge of the undersigned, no Potential Event of Default or Event of Default exists.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of July 12, 2002.

                                       AMERICA WEST AIRLINES, INC.


                                       By: /s/ THOMAS T. WEIR
                                          -------------------------------------
                                       Name:  Thomas T. Weir
                                       Title: Vice President and Treasurer

                         The Industrial Bank of Japan, Limited PIK Note Schedule
CLOSING DATE:     01/18/2002
PAYDOWN AMOUNT:   16,685,511
PAYDOWN DATE:     07/12/2002

INTEREST PAYMENT DATE   LOAN AMOUNT (*)   PIK INTEREST DATE   AMOUNT OF PIK NOTE   INTEREST DUE OF PIK NOTE   NEW OUTSTANDING
---------------------   ---------------   -----------------   ------------------   ------------------------   ---------------
     01/31/2002          17,971,086.60        12,979.12                0                      0                   12,979.12
     02/28/2002          17,971,086.60        27,955.02            12,979.12                  20.19               40,954.33
     04/01/2002          17,971,086.60        31,948.60            40,954.33                  72.81               72,975.74
     04/30/2002          17,971,086.60        28,953.42            72,975.74                 117.57              102,046.73
     05/31/2002          17,971,086.60        30,950.20           102,046.73                 175.75              133,172.68
     07/01/2002          17,971,086.60        30,950.20           133,172.68                 229.35              164,352.24
     07/11/2002          17,971,086.60         9,983.94           164,352.24                  91.31              174,427.48
     07/12/2002          14,633,984.40           998.39           174,427.48                   9.13              175,435.00
     07/31/2002          14,633,984.40        15,446.98           175,435.00                 185.18              191,067.17
     09/03/2002          14,633,984.40        27,641.97           191,067.17                 360.90              219,070.04
     09/30/2002          14,633,984.40        21,950.98           219,070.04                 328.61              241,349.63
     10/31/2002          14,633,984.40        25,202.97           241,349.63                 415.66              266,968.26
     12/02/2002          14,633,984.40        26,015.97           266,968.26                 474.61              293,458.84
     12/31/2002          14,633,984.40        23,576.97           293,458.84                 472.79              317,508.61
     01/31/2003          14,633,984.40        25,202.97           317,508.61                 546.82              343,258.40
     02/28/2003          14,633,984.40        22,763.98           343,258.40                 533.96              366,556.34
     03/31/2003          14,633,984.40        25,202.97           366,556.34                 631.29              392,390.60
     04/30/2003          14,633,984.40        24,389.97           392,390.60                 653.98              417,434.56
     06/02/2003          14,633,984.40        26,828.97           417,434.56                 765.30              445,028.83
     06/30/2003          14,633,984.40        22,763.98           445,028.83                 692.27              468,485.07
     07/31/2003          14,633,984.40        25,202.97           468,485.07                 806.84              494,494.88
     09/02/2003          14,633,984.40        26,828.97           494,494.88                 906.57              522,230.42
     09/30/2003          14,633,984.40        22,763.98           522,230.42                 812.36              545,806.76
     10/31/2003          14,633,984.40        25,202.97           545,806.76                 940.00              571,949.73
     12/01/2003          14,633,984.40        25,202.97           571,949.73                 985.02              598,137.73
     12/31/2003          14,633,984.40        24,389.97           598,137.73                 996.90              623,524.80
     02/02/2004          14,633,984.40        26,828.97           623,524.60               1,143.13              651,496.70
     03/01/2004          14,633,984.40        22,763.98           651,496.70               1,013.44              675,274.11
     03/31/2004          14,633,984.40        24,389.97           675,274.11               1,125.46              700,789.55
     04/30/2004          14,633,984.40        24,389.97           700,789.55               1,167.98              726,347.50
     06/01/2004          14,633,984.40        26,015.97           726,347.50               1,291.28              753,654.76
     06/30/2004          14,633,984.40        23,576.97           753,654.76               1,214.22              778,445.95
     08/02/2004          14,633,984.40        26,828.97           778,445.95               1,427.15              806,702.08
     08/31/2004          14,633,984.40        23,576.97           806,702.08               1,299.69              831,578.74
     09/30/2004          14,633,984.40        24,389.97           831,578.74               1,385.96              857,354.68
     11/01/2004          14,633,984.40        26,015.97           857,354.68               1,524.19              884,894.84
     11/30/2004          14,633,984.40        23,576.97           884,894.84               1,425.66              909,897.47
     12/31/2004          14,633,984.40        25,202.97           909,897.47               1,567.05              936,667.49

(*) To be revised upon a prepayment

CLOSING DATE:            01/18/2002         Citicorp USA, Inc. PIK Note Schedule
PAYDOWN AMOUNT:          16,685,511
PAYDOWN DATE:            07/12/2002

INTEREST PAYMENT DATE     LOAN AMOUNT (*)   PIK INTEREST DUE   AMOUNT OF PIK NOTE     INTEREST DUE OF PIK NOTE     NEW OUTSTANDING
---------------------     ---------------   ----------------   ------------------     ------------------------     ---------------
     01/31/2002            17,971,086.60        12,979.12               0                          0                  12,979.12
     02/28/2002            17,971,086.60        27,955.02           12,979.12                    20.19                40,954.33
     04/01/2002            17,971,086.60        31,948.60           40,954.33                    72.81                72,975.74
     04/30/2002            17,971,086.60        28,953.42           72,975.74                   117.57               102,046.73
     05/31/2002            17,971,086.60        30,950.20          102,046,73                   175.75               133,172.68
     07/01/2002            17,971,086.60        30,950.20          133,172.68                   229.35               164,352.24
     07/11/2002            17,971,086.60         9,983.94          164,352.24                    91.31               174,427.48
     07/12/2002            14,633,984.40           998.39          174,427.48                     9.13               175,435.00
     07/31/2002            14,633,984.40        15,446.98          175,435.00                   185.18               191,067.17
     09/03/2002            14,633,984.40        27,641.97          191,067.17                   360.90               219,070.04
     09/30/2002            14,633,984.40        21,950.98          219,070.04                   328.61               241,349.63
     10/31/2002            14,633,984.40        25,202.97          241,349.63                   415.66               266,968.26
     12/02/2002            14,633,984.40        26,015.97          266,968.26                   474.61               293,458.84
     12/31/2002            14,633,984.40        23,576.97          293,458.84                   472.79               317,508.61
     01/31/2003            14,633,984.40        25,202.97          317,508.61                   546.82               343,258.40
     02/28/2003            14,633,984.40        22,763.98          343,258.40                   533.96               366,556.34
     03/31/2003            14,633,984.40        25,202.97          366,556.34                   631.29               392,390.60
     04/30/2003            14,633,984.40        24,389.97          392,390.60                   653.98               417,434.56
     06/02/2003            14,633,984.40        26,828.97          417,434.56                   765.30               445,026.83
     06/30/2003            14,633,984.40        22,763.98          445,028.83                   692.27               468,485.07
     07/31/2003            14,633,984.40        25,202.97          468,485.07                   806.84               494,494.88
     09/02/2003            14,633,984.40        26,828.97          494,494.88                   906.57               522,230.42
     09/30/2003            14,633,984.40        22,763.98          522,230.42                   812.36               545,806.76
     10/31/2003            14,633,984.40        25,202.97          545,806.76                   940.00               571,949.73
     12/01/2003            14,633,984.40        25,202.97          571,949.73                   985.02               598,137.73
     12/31/2003            14,633,984.40        24,389.97          598,137.73                   996.90               623,524.60
     02/02/2004            14,633,984.40        26,628.97          623,524.60                 1,143.13               651,496.70
     03/01/2004            14,633,984.40        22,763.98          651,496.70                 1,013.44               675,274.11
     03/31/2004            14,633,984.40        24,389.97          675,274.11                 1,125.46               700,789.55
     04/30/2004            14,633,984.40        24,389.97          700,789.55                 1,167.98               726,347.50
     06/01/2004            14,633,984.40        26,015.97          726,347.50                 1,291.28               753,654.76
     06/30/2004            14,633,984.40        23,576.97          753,654.76                 1,214.22               778,445.95
     08/02/2004            14,633,984.40        26,828,97          778,445.95                 1,427.15               806,702.08
     08/31/2004            14,633,984.40        23,576.97          806,702.08                 1,299.69               831,578.74
     09/30/2004            14,633,984.40        24,389.97          831,578.74                 1,385.96               857,354.68
     11/01/2004            14,633,984.40        26,015.97          857,354.68                 1,524.19               884,894.84
     11/30/2004            14,633,984.40        23,576.97          884,894.84                 1,425.66               909,897.47
     12/31/2004            14,633,984.40        25,202.97          909,897.47                 1,567.05               936,667.49

(*) To be revised upon a prepayment

The Mitsubishi Trust and Banking Corporation PIK Note Schedule

CLOSING DATE:     01/18/2002
PAYDOWN AMOUNT:   16,685,511
PAYDOWN DATE:     07/12/2002




---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
INTEREST PAYMENT DATE   LOAN AMOUNT (*)    PIK INTEREST DUE   AMOUNT OF PIK NOTE  INTEREST DUE OF PIK NOTE  NEW OUTSTANDING

     01/31/2002          10,782,651.96       7,787.47                0                     0                    7,787.47
     02/28/2002          10,782,651.96      16,773.01          7,787.47                 12.11                  24,572.60
     04/01/2002          10,782,651.96      19,169.16         24,572.60                 43.68                  43,785.44
     04/30/2002          10,782.651.96      17,372.05         43,785.44                 70.54                  61,228.04
     05/31/2002          10,782,651.96      18,570.12         61,228.04                105.45                  79,903.61
     07/01/2002          10,782,651.96      18,570.12         79,903.61                137.61                  98.611.34
     07/11/2002          10,782,651.96       5,990.36         98,611.34                 54.78                 104,656.49
     07/12/2002           8,780,390.64         599.04        104,656.49                  5.48                 105,261.00
     07/31/2002           8,780,390.64       9,268.19        105,261.00                111.11                 114,640.30
     09/03/2002           8,780,390.64      16,585.18        114,640.30                216.54                 131,442.03
     09/30/2002           8,780,390.64      13,170.59        131,442.03                197.16                 144,809.78
     10/31/2002           8,780,390.64      15,121.78        144,809.78                249.39                 160,180.95
     12/02/2002           8,780,390.64      15,609.58        160,180.95                284.77                 176,075.30
     12/31/2002           8,780,390.64      14,146.18        176,075.30                283.68                 190,505.17
     01/31/2003           8,780,390.64      15,121.78        190,505.17                328.09                 205,955.04
     02/28/2003           8,780,390.64      13,658.39        205,955.04                320.37                 219,933.80
     03/31/2003           8,780,390.64      15,121.78        219,933.80                378.77                 234,434.36
     04/30/2003           8,780,390.64      14,633.98        235,434.36                392.39                 250,460.74
     06/02/2003           8,780,390.64      16,097.38        250,460.74                459.18                 267,017.30
     06/30/2003           8,780,390.64      13,658.39        267,017.30                415.36                 281,091.04
     07/31/2003           8,780,390.64      15,121.78        281,091.04                484.10                 296,696.93
     09/02/2003           8,780,390.64      16,097.38        296,696.93                543.94                 313,338.25
     09/30/2003           8,780,390.64      13,658.39        313,338.25                487.42                 327,484.05
     10/31/2003           8,780,390.64      15,121.78        327,484.05                564.00                 343,169.84
     12/01/2003           8,780,390.64      15,121.78        343,169.84                591.01                 358,882.64
     12/31/2003           8,780,390.64      14,633.98        358,882.64                598.14                 374,114.76
     02/02/2004           8,780,390.64      16,097.38        374,114.76                685.88                 390,898.02
     03/01/2004           8,780,390.64      13,658.39        390,898.02                608.06                 405,164.47
     03/31/2004           8,780,390.64      14,633.98        405,164.47                675.27                 420,473.73
     04/30/2004           8,780,390.64      14,633.98        420,473.73                700.79                 435,808.50
     06/01/2004           8,780,390.64      15,609.58        435,808.50                774,77                 452,192.86
     06/30/2004           8,780,390.64      14,146.18        452,192.86                728.53                 467,067.57
     08/02/2004           8,780,390.64      16,097.38        467,067.57                856.29                 484,021.25
     08/31/2004           8,780,390.64      14,146.18        484,021.25                779.81                 498,947.24
     09/30/2004           8,780,390.64      14,633.98        498,947.24                831.58                 514,412.81
     11/01/2004           8,780,390.64      15,609.58        514,412.81                914.51                 530,936.90
     11/30/2004           8,780,390.64      14,146.18        530,936.90                855.40                 545,938.48
     12/31/2004           8,780,390.64      15,121.78        545,938.48                940.23                 562,000.50



(*) To be revised upon a prepayment

CLOSING DATE:          01/18/2002        Bankers Trust Company PIK Note Schedule
PAYDOWN AMOUNT:        16,685,511
PAYDOWN DATE:          07/12/2002

INTEREST PAYMENT DATE     LOAN AMOUNT(*)      PIK INTEREST DUE     AMOUNT OF PIK NOTE    INTEREST DUE OF PIK NOTE    NEW OUTSTANDING
---------------------     --------------      ----------------     ------------------    ------------------------    ---------------
     01/31/2002            17,971,086.60          12,979.12                0                       0                    12,979.12
     02/28/2002            17,971,086.60          27,955.02           12,979.12                   20.19                 40,954.33
     04/01/2002            17,971,086.60          31,948.60           40,954.33                   72.81                 72,975.74
     04/30/2002            17,971,086.60          28,953.42           72,975.74                  117.57                102,046.73
     05/31/2002            17,971,086.60          30,950.20          102,046.73                  175.75                133,172.68
     07/01/2002            17,971,086.60          30,950.20          133,172.68                  229.35                164,352.24
     07/11/2002            17,971,086.60           9,963.94          164,352.24                   91.31                174,427.48
     07/12/2002            14,633,984.40             998.39          174,427.48                    9.13                175,435.00
     07/31/2002            14,633,984.40          15,446.98          175,435.00                  185.18                191,067.17
     09/03/2002            14,633,984.40          27,641.97          191,067.17                  360.90                219,070.04
     09/30/2002            14,633,984.40          21,950.98          219,070.04                  328.61                241,349.63
     10/31/2002            14,633,984.40          25,202.97          241,349.63                  415.66                266,968.26
     12/02/2002            14,633,984.40          26,015.97          266,968.26                  474.61                293,458.84
     12/31/2002            14,633,984.40          23,576.97          293,458.84                  472.79                317,508.61
     01/31/2003            14,633,984.40          25,202.97          317,508.81                  546.82                343,258.40
     02/28/2003            14,633,984.40          22,763.98          343,258.40                  533.96                366,556.34
     03/31/2003            14,633,984.40          25,202.97          366,558.34                  631.29                392,390.60
     04/30/2003            14,633,984.40          24,389.97          392,390.60                  653.98                417,434.56
     06/02/2003            14,633,984.40          26,828.97          417,434.56                  765.30                445,028.83
     06/30/2003            14,633,984.40          22,763.98          445,028.83                  692.27                468,485.07
     07/31/2003            14,633,984.40          25,202.97          468,485.07                  806.84                494,494.88
     09/02/2003            14,633,984.40          26,828.97          494,494.88                  906.57                522,230.42
     09/30/2003            14,633,984.40          22,763.98          522,230.42                  812.36                545,806.76
     10/31/2003            14,633,984.40          25,202.97          545,806.76                  940.00                571,949.73
     12/01/2003            14,633,984.40          25,202.97          571,949.73                  985.02                598,137.73
     12/31/2003            14,633,984.40          24,389.97          598,137.73                  996.90                623,524.60
     02/02/2004            14,633,984.40          26,828.97          623,524.60                1,143.13                651,496.70
     03/01/2004            14,633,984.40          22,763.98          651,496.70                1,013.44                675,274.11
     03/31/2004            14,633,984.40          24,389.97          675,274.11                1,125.46                700,789.55
     04/30/2004            14,633,984.40          24,389.97          700,789.55                1,167.98                726,347.50
     06/01/2004            14,633,984.40          26,015.97          726,347.50                1,291.26                753,654.76
     06/30/2004            14,633,984.40          23,576.97          753,654.76                1,214.22                778,445.95
     08/02/2004            14,633,984.40          26,828.97          778,445.95                1,427.15                806,702.08
     08/31/2004            14,633,984.40          23,576.97          806,702.08                1,299.69                831,578.74
     09/30/2004            14,633,984.40          24,389.97          831,578.74                1,385.96                857,354.68
     11/01/2004            14,633,984.40          26,015.97          857,354.68                1,524.19                884,894.84
     11/30/2004            14,633,984.40          23,576.97          884,894.84                1,425.66                909,897.47
     12/31/2004            14,633,984.40          25,202.97          909,897.47                1,587.05                936,667.49

(*) To be revised upon a prepayment

CLOSING DATE:       01/18/2002          Bank One, NA PIK Note Schedule
PAYDOWN AMOUNT:     16,685,511
PAYDOWN DATE:       07/12/2002


INTEREST PAYMENT DATE  LOAN AMOUNT(*)  PIK INTEREST DUE  AMOUNT OF PIK NOTE  INTEREST DUE OF PIK NOTE  NEW OUTSTANDING
---------------------  --------------  ----------------  ------------------  ------------------------  ---------------
     01/31/2002         7,188,434.64        5,191.65                0                   0                   5,191.65
     02/28/2002         7,188,434.64       11,182.01            5,191.65                8.08               16,381.73
     04/01/2002         7,188,434.64       12,779.44           16,381.73               29.12               29,190.30
     04/30/2002         7,188,434.64       11,581.37           29,190.30               47.03               40,818.69
     05/31/2002         7,188,434.64       12,380.08           40,818.69               70.30               53,269.07
     07/01/2002         7,188,434.64       12,380.08           53,269.07               91.74               65,740.89
     07/11/2002         7,188,434.64        3,993.57           65,740.89               36.52               69,770.99
     07/12/2002         5,853,593.76          399.36           69,770.99                3.85               70,174.00
     07/31/2002         5,853,593.76        6,178.79           70,174,00               74.07               76,426.87
     09/03/2002         5,853,593.76       11,056.79           76,426.87              144.36               87,628.02
     09/30/2002         5,853,593.76        8,780.39           87,628.02              131.44               96,539.85
     10/31/2002         5,853,593.76       10,081.19           96,539.85              166.26              106,787.30
     12/02/2002         5,853,593.76       10,406.39          106,787.30              189.84              117,383.54
     12/31/2002         5,853,593.76        9,430.79          117,383.54              189.12              127,003.44
     01/31/2003         5,853,593.76       10,081.19          127,003.44              218.73              137,303.36
     02/28/2003         5,853,593.76        9,105.59          137,303.36              213.58              146,622.53
     03/31/2003         5,853,593.76       10,081.59          146,622.53              252.52              156,956.24
     04/30/2003         5,853,593.76        9,755.99          156,956.24              261.59              166,973.82
     06/02/2003         5,853,593.76       10,731.59          166,973.82              306.12              178,011.53
     06/30/2003         5,853,593.76        9,105.59          178,011.53              276.91              187,394.03
     07/31/2003         5,853,593.76       10,081.19          187,394.03              322.73              197,797.95
     09/02/2003         5,853,593.76       10,731.59          197,797.95              362.63              208,892.17
     09/30/2003         5,853,593.76        9,105.59          208,892.17              324.94              218,322.70
     10/31/2003         5,853,593.76       10,081.19          218,322.70              376.00              228,779.89
     12/01/2003         5,853,593.76       10,081.19          228,779.89              394.01              239,255.09
     12/31/2003         5,853,593.76        9,755.99          239,255.09              398.76              249,409.84
     02/02/2004         5,853,593.76       10,731.59          249,409.84              457.25              260,598.68
     03/01/2004         5,853,593.76        9,105.59          260,598.68              405.38              270,109.65
     03/31/2004         5,853,593.76        9,755.99          270,109.65              450.18              280,315.82
     04/30/2004         5,853,593.76        9,755.99          280,315.82              467.19              290,539.00
     06/01/2004         5,853,593.76       10,406.39          290,539.00              516.51              301,461.90
     06/30/2004         5,853,593.76        9,430.79          301,461.90              485.69              311,378.38
     08/02/2004         5,853,593.76       10,731.59          311,378.38              570.86              322,680.83
     08/31/2004         5,853,593.76        9,430.79          322,680.83              519.87              332,631.50
     09/30/2004         5,853,593.76        9,755.99          332,631.50              554.39              342,941.87
     11/01/2004         5,853,593.76       10,406.39          342,941.87              609.67              353,957.93
     11/30/2004         5,853,593.76        9,430.79          353,957.93              570.27              363,958.99
     12/31/2004         5,853,593.76       10,081.19          363,958.99              626.82              374,667.00


(*) To be revised upon a prepayment

CLOSING DATE:       01/18/2002                Bank of Scotland PIK Note Schedule
PAYDOWN AMOUNT:     16,685,511
PAYDOWN DATE:       07/12/2002

INTEREST PAYMENT DATE    LOAN AMOUNT(*)    PIK INTEREST DUE    AMOUNT OF PIK NOTE    INTEREST DUE OF PIK NOTE    NEW OUTSTANDING
---------------------    --------------    ----------------    ------------------    ------------------------    ---------------
     01/31/2002          10,782,651.96         7,787.47                     0                      0                 7,787.47
     02/28/2002          10,782,651.96        16,773.01              7,787.47                  12.11                24,572.60
     04/01/2002          10,782,651.96        19,169.16             24,572.60                  43.68                43,785.44
     04/30/2002          10,782,651.96        17,372.05             43,785.44                  70.54                61,228.04
     05/31/2002          10,782,651.96        18,570.12             61,228.04                 105.45                79,903.61
     07/01/2002          10,782,651.96        18,570.12             79,903.61                 137.61                98,611.34
     07/11/2002          10,782,651.96         5,990.36             98,611.34                  54.78               104,656.49
     07/12/2002           8,780,390.64           599.04            104,656.49                   5.48               105,261.00
     07/31/2002           8,780,390.64         9,268.19            105,261.00                 111.11               114,640.30
     09/03/2002           8,780,390.64        16,585.18            114,640.30                 216.54               131,442.03
     09/30/2002           8,780,390.64        13,170.59            131,442.03                 197.16               144,809.78
     10/31/2002           8,780,390.64        15,121.78            144,809.78                 249.39               160,180.95
     12/02/2002           8,780,390.64        15,609.58            160,180.95                 284.77               176,075.30
     12/31/2002           8,780,390.64        14,146.18            176,075.30                 283.68               190,505.17
     01/31/2003           8,780,390.64        15,121.78            190,505.17                 328.09               205,955.04
     02/28/2003           8,780,390.64        13,658.39            205,955.04                 320.37               219,933.80
     03/31/2003           8,780,390.64        15,121.78            219,933.80                 378.77               235,434.36
     04/30/2003           8,780,390.64        14,633.98            235,434.36                 392.39               250,460.74
     06/02/2003           8,780,390.64        16,097.38            250,460.74                 459.18               267,017.30
     06/30/2003           8,780,390.64        13,658.39            267,017.30                 415.36               281,091.04
     07/31/2003           8,780,390.64        15,121.78            281,091.04                 484.10               296,696.93
     09/02/2003           8,780,390.64        16,097.38            296,696.93                 543.94               313,338.25
     09/30/2003           8,780,390.64        13,658.39            313,338.25                 487.42               327,484.05
     10/31/2003           8,780,390.64        15,121.78            327,484.05                 564.00               343,169.84
     12/01/2003           8,780,390.64        15,121.78            343,169.84                 591.01               358,882.64
     12/31/2003           8,780,390.64        14,633.98            358,882.64                 598.14               374,114.76
     02/02/2004           8,780,390.64        16,097.38            374,114.76                 685.88               390,898.02
     03/01/2004           8,780,390.64        13,658.39            390,898.02                 608.06               405,164.47
     03/31/2004           8,780,390.64        14,633.98            405,164.47                 675.27               420,473.73
     04/30/2004           8,780,390.64        14,633.98            420,473.73                 700.79               435,808.50
     06/01/2004           8,780,390.64        15,609.58            435,808.50                 774.77               452,192.86
     06/30/2004           8,780,390.64        14,146.18            452,192.86                 728.53               467,067.57
     08/02/2004           8,780,390.64        16,097.38            467,067.57                 856.29               484,021.25
     08/31/2004           8,780,390.64        14,146.18            484,021.25                 779.81               498,947.24
     09/30/2004           8,780,390.64        14,633.98            498,947.24                 831.58               514,412.81
     11/01/2004           8,780,390.64        15,609.58            514,412.81                 914.51               530,936.90
     11/30/2004           8,780,390.64        14,146.18            530,936.90                 855.40               545,938.48
     12/31/2004           8,780,390.64        15,121.78            545,938.48                 940.23               562,000.50

(*) To be revised upon a prepayment

CLOSING DATE:       01/18/2002     The Fuji Bank, Limited PIK Note Schedule
PAYDOWN AMOUNT:     16,685,511
PAYDOWN DATE:       07/12/2002

INTEREST PAYMENT DATE   LOAN AMOUNT(*)   PIK INTEREST DUE   AMOUNT OF PIK NOTE   INTEREST DUE OF PIK NOTE   NEW OUTSTANDING
---------------------   --------------   ----------------   ------------------   ------------------------   ---------------
     01/31/2002          7,188,434.64         5,191.65                   0                    0                  5,191.65
     02/28/2002          7,188,434.64        11,182.01            5,191.65                 8.08                 16,381.73
     04/01/2002          7,188,434.64        12,779.44           16,381.73                29.12                 29,190.30
     04/30/2002          7,188,434.64        11,581.37           29,190.30                47.03                 40,818.69
     05/31/2002          7,188,434.64        12,380.08           40,818.69                70.30                 53,269.07
     07/01/2002          7,188,434.64        12,380.08           53,269.07                91.74                 65,740.89
     07/11/2002          7,188,434.64         3,993.57           65,740.89                36.52                 69,770.99
     07/12/2002          5,853,593.76           399.36           69,770.99                 3.65                 70,174.00
     07/31/2002          5,853,593.76         6,178.79           70,174.00                74.07                 76,426.87
     09/03/2002          5,853,593.76        11,056.79           76,426.87               144.36                 87,628.02
     09/30/2002          5,853,593.76         8,780.39           87,628.02               131.44                 96,539.85
     10/31/2002          5,853,593.76        10,081,19           96,539.85               166.26                106,787.30
     12/02/2002          5,853,593.76        10,406.39          106,787.30               189.84                117,383.54
     12/31/2002          5,853,593.76         9,430.79          117,383.54               189.12                127,003.44
     01/31/2003          5,853,593.76        10,081.19          127,003.44               218.73                137,303.36
     02/28/2003          5,853,593.76         9,105.59          137,303.36               213.58                146,622.53
     03/31/2003          5,853,593.76        10,081.19          146,622.53               252.52                156,956.24
     04/30/2003          5,853,593.76         9,755.99          156,956.24               261.59                166,973.82
     06/02/2003          5,853,593.76        10,731.59          166,973.82               306.12                178,011.53
     06/30/2003          5,853,593.76         9,105.59          178,011.53               276.91                187,394.03
     07/31/2003          5,853,593.76        10,081.19          187,394.03               322.73                197,797.95
     09/02/2003          5,853,593.76        10,731.59          197,797.95               362.63                208,892.17
     09/30/2003          5,853,593.76         9,105.59          208,892.17               324.94                218,322.70
     10/31/2003          5,853,593.76        10,081.19          218,322.70               376.00                228,779.89
     12/01/2003          5,853,593.76        10,081.19          228,779.89               394.01                239,255.09
     12/31/2003          5,853,593.76         9,755.99          239,255.09               398.76                249,409.84
     02/02/2004          5,853,593.76        10,731.59          249,409.84               457.25                260,598.68
     03/01/2004          5,853,593.76         9,105.59          260,598.68               405.38                270,109.65
     03/31/2004          5,853,593.76         9,755.99          270,109.65               450.18                280,315.82
     04/30/2004          5,853,593.76         9,755.99          280,315.82               467.19                290,539.00
     06/01/2004          5,853,593.76        10,406.39          290,539.00               516.51                301,461.90
     06/30/2004          5,853,593.76         9,430.79          301.461.90               485.69                311,378.38
     08/02/2004          5,853,593.76        10,731.59          311,378.38               570.86                322.680.83
     08/31/2004          5,853,593.76         9,430.79          322,680.83               519.87                332,631.50
     09/30/2004          5,853,593.76         9,755.99          332,631.50               554.39                342,941.87
     11/01/2004          5,853,593.76        10,406.39          342,941.87               609.67                353,957.93
     11/30/2004          5,853,593.76         9,430.79          353,957.93               570.27                363,958.99
     12/31/2004          5,853,593.76        10,081.19          363,958.99               626.82                374,667.00


(*) To be revised upon a prepayment